UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Ready Asset Government Liquidity Fund

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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[                ], 2020

Dear Shareholder:

A special meeting of the shareholders of Ready Assets Government Liquidity Fund (the “Fund”) will be held on Friday, February 5, 2021, at 10:00 a.m. (Eastern time) (the “Meeting”) to consider and vote on the proposal discussed in the enclosed proxy statement (“Proxy Statement”). Because of our concerns regarding the ongoing COVID-19 pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the Meeting but will be able to view the Meeting live and cast their votes by accessing a web link.

You have received this letter and Proxy Statement because you were a shareholder of record of the Fund at the close of business on December 10, 2020 (the “Record Date”).

The purpose of the Meeting, as described in the enclosed Proxy Statement, is to seek shareholder approval in connection with the liquidation of the assets and the termination of the Fund pursuant to the provisions of a Plan of Liquidation and Termination approved by the Fund’s Board (as defined below) (the “Proposal”). Under the Fund’s Declaration of Trust, the Fund must obtain shareholder approval to liquidate and terminate the Fund. If the Proposal is approved by the Fund’s shareholders, all of the Fund’s assets will be liquidated, and the proceeds will be distributed to the Fund’s shareholders on or about February 9, 2021. The Fund will then be terminated. A copy of the form of the Plan of Liquidation and Termination for the Fund, which more completely describes the transactions proposed, is attached as Appendix A to the Proxy Statement.

The Board of Trustees of Ready Assets Government Liquidity Fund (the “Board”), has approved the Proposal and unanimously recommends that you vote “FOR” the Proposal described in the Proxy Statement.

We urge you to carefully review the Proxy Statement, which explains the Proposal in more detail.

Your vote is important. Participation at the Meeting will be limited to the Fund’s shareholders as of the Record Date.

If your shares in the Fund are registered in your name, you may participate in the Meeting at www.meetingcenter.io/228244919 by entering the control number found on your proxy card and password BLK2020 on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee) and want to participate in the Meeting you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. Eastern Time, 3 business days prior to the Meeting date. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Meeting.

As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the Meeting. Voting is quick and easy. Everything you need is enclosed. You may vote using one of the methods below by following the instructions on your proxy card or voting instruction form(s):

•	By telephone;

•	By Internet;

•	By signing, dating and returning the enclosed proxy card or voting instruction form(s) in the provided postage-paid return envelope; or

•	By participating at the Meeting as described above.

Even if you plan to attend the Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by completing, signing and dating each proxy card or voting instruction form you receive, and returning it (them) in the accompanying postage-paid return envelope.

If you have any questions about the Proposal, please call Computershare Fund Services, the Fund’s proxy solicitor, toll-free at (866) 525-2664.

Sincerely,

Janey Ahn

Secretary of the Fund

40 East 52nd Street,

New York, New York 10022

IMPORTANT INFORMATION FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement (the “Proxy Statement”), for your convenience we have provided a brief overview of the matters to be voted on.

QUESTIONS AND ANSWERS

Q. What issues am I being asked to vote “FOR” in the Proxy Statement?

A. You are being asked to approve a proposal to liquidate the assets of, and to terminate, Ready Assets Government Liquidity Fund (the “Fund”), pursuant to a Plan of Liquidation and Termination (the “Plan”) (the “Proposal”).

Q. Why am I receiving this Proxy Statement at this time?

A. BlackRock Advisors, LLC (“BlackRock”), the investment adviser for the Fund, has recommended liquidating the assets of, and terminating, the Fund.

BlackRock’s recommendation was primarily based on the fact that the Fund’s small asset size and resultant inefficiencies, such as the high cost of operating the Fund and the Fund’s inability to realize economies of scale, have made the Fund less competitive in the marketplace, and in BlackRock’s judgment it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

The Declaration of Trust of the Fund requires that both the Fund’s Board (as defined below) and Fund shareholders approve the liquidation and termination of the Fund. The Board of Trustees of the Fund (the “Board”), including all of the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), unanimously recommend that you vote “FOR” the Proposal. The Fund’s shareholders are now being asked to approve the Fund’s liquidation and Plan.

Q. Will liquidating the Fund create U.S. federal income tax consequences for shareholders?

A. A liquidating distribution is generally not expected to have tax consequences if received by a shareholder through his or her individual retirement account (“IRA”). In that case, the shareholder generally will not be subject to U.S. federal income tax until he or she receives distributions from the IRA. The shareholder may be subject to the imposition of a 10% additional tax on any amount withdrawn from the IRA prior to the shareholder’s attainment of age 59 1/2 unless an exception applies.

The liquidating distribution a taxable shareholder (that does not invest through an IRA or other tax deferred arrangement) receives should be treated as payment in exchange for such shareholder’s Fund shares and as payment of such shareholder’s declared but unpaid dividends. As a result, each taxable shareholder would recognize gain or loss in an amount equal to the difference between the adjusted tax basis in the shareholder’s shares and the payment received in exchange for the shares. The payment for such shareholder’s accrued

i

but unpaid dividends should be taxable as ordinary income. The Fund is a money market fund that seeks to maintain a $1.00 net asset value per share. Provided the Fund maintains a stable $1.00 net asset value per share, taxable shareholders should typically not recognize gain or loss from the payment received for the shares because the payment received for the shares generally should be the same as the shareholder’s adjusted tax basis in the shares. However, there is no guarantee that shareholders will receive $1.00 per share, and shareholders may receive a lesser or greater amount than $1.00 per share.

Q. What will happen to my investment if the Proposal is approved with respect to the Fund?

A. The Plan will become effective on the date on which the Fund’s shareholders approve it. If the shareholders of the Fund approve the Proposal, the Fund will cease regular business as a mutual fund, except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets on a pro rata basis to the Fund’s remaining shareholders as soon as practicable after the Plan is approved by its shareholders (the “Liquidation Date”). The Liquidation Date is expected to occur on or around February 9, 2021. It also is expected that the liquidating distribution to the Fund’s shareholders will be made in cash.

Q. What happens if the Proposal is not approved for the Fund?

A. If the shareholders of the Fund do not approve its liquidation, then you will remain a shareholder of the Fund and it will not liquidate. The Board would then consider other alternatives for the Fund, which may include another liquidation proposal. In addition, shareholders will still be able to redeem their shares of the Fund if it is not liquidated.

Q: May I continue to redeem my investment after the shareholder meeting has taken place?

A: Yes, you may continue to redeem your investment up to the Liquidation Date.

Q. How does the Board recommend that I vote?

A. The members of the Board, including all of the Independent Trustees, unanimously recommend that you vote in favor of the Proposal. The reasons for their recommendation are discussed in more detail in the enclosed Proxy Statement under “Reasons for the Liquidations.”

Q. Will the Fund pay for the proxy solicitation and related legal costs?

A. No. The total expenses of preparing, printing, and mailing the proxy materials, soliciting and tabulating proxies and related legal expenses will be borne by BlackRock or its affiliates.

The Fund has retained Computershare Fund Services, 2950 Express Drive South, Suite 210, Islandia, New York 11749, a proxy solicitation firm, to assist in the distribution of proxy materials and the solicitation and tabulation of proxies on behalf of the Fund.

ii

Additionally, as of December 1, 2020, BlackRock will begin waiving or reimbursing all operating expenses of the Fund, including all management fees, administration fees and miscellaneous other expenses (excluding dividend expense, interest expense and acquired fund fees and expenses), as applicable. This waiver/reimbursement is voluntary and can be reduced or discontinued at any time but BlackRock anticipates keeping the waiver/reimbursement in place until the Liquidation Date.

Q. When and where will the shareholders’ meeting be held?

A. The shareholders’ meeting will be held on Friday, February 5, 2021, at 10:00 a.m. (Eastern time) (the “Meeting”). Because we are concerned about the safety of our shareholders during the ongoing COVID-19 pandemic, the Meeting will be held in a virtual meeting format only. Shareholders will not have to travel to attend the meeting but will be able to view the Meeting live and cast their votes by accessing a web link.

Q. How can I vote my shares?

A. Voting is quick and easy. Everything you need is enclosed. You can quickly and easily provide voting instructions by telephone by calling the toll-free number on the proxy card(s) or voting instruction form(s), or by Internet by going to the Internet address provided on the proxy card(s) or voting instruction form(s) and following the instructions. Alternatively, if you received your proxy card(s) or voting instruction form(s) by mail, you can vote your shares by completing, signing and dating the proxy card(s) or voting instruction form(s) and mailing it (them) in the enclosed postage-paid return envelope.

You may also vote at the Meeting; however, even if you plan to participate in the virtual Meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:

If your shares in the Fund are registered in your name, you may participate in the Meeting at www.meetingcenter.io/228244919 by entering the control number found on your proxy card and password BLK2020 on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting.

If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee), and want to participate in the Meeting you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. Eastern Time, 3 business days prior to the Meeting date. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Meeting.

Q. Whom do I call if I have questions?

A. If you need more information, or have any questions about voting, please call Computershare Fund Services, the Fund’s proxy solicitor, toll-free at (866) 525-2664.

iii

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 5, 2021

To the Shareholders:

A special meeting of the shareholders of Ready Assets Government Liquidity Fund (the “Fund”), will be held on Friday, February 5, 2021, at 10:00 a.m. (Eastern time) (the “Meeting”), to consider and vote on the proposal set forth below, as more fully described in the accompanying Proxy Statement. Because of our concerns regarding the ongoing COVID-19 pandemic, the Meeting will be held in a virtual meeting format only.

The Meeting will be held for the following purposes:

Proposal 1: To approve the liquidation and termination of Ready Assets Government Liquidity Fund pursuant to the Plan of Liquidation and Termination.

To transact such other business as may properly come before the Meeting or any adjournments, postponements or delays thereof.

Proposal 1 is discussed in greater detail in the attached Proxy Statement.

The Board of Trustees of Ready Assets Government Liquidity Fund (the “Board”) unanimously recommends that you vote “FOR” Proposal 1.

Shareholders of record of the Fund as of the close of business on December 10, 2020 (the “Record Date”) are entitled to notice of and to vote at the Meeting and at any adjournments, postponements or delays thereof.

Please be certain to vote by telephone or via the Internet or sign, date and return each proxy card and voting instruction form you receive in the enclosed postage-paid return envelope.

If you have any questions about the Proposal or the virtual Meeting, please call Computershare Fund Services, the firm assisting us in the solicitation and tabulation of proxies, toll-free at (866) 525-2664.

By Order of the Board,

Janey Ahn

Secretary of the Fund

40 East 52nd Street, New York, New York 10022

[    ] [    ], 2020

READY ASSETS GOVERNMENT LIQUIDITY FUND

100 Bellevue Parkway

Wilmington, DE 19809

(800) 221-7210

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 5, 2021

This Proxy Statement (this “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Trustees of Ready Assets Government Liquidity Fund (the “Board”). The proxies will be voted at the special meeting of shareholders of Ready Assets Government Liquidity Fund (the “Fund”) (the “Meeting”) and at any and all adjournments, postponements or delays thereof. The Meeting will take place on Friday, February 5, 2021, at 10:00 a.m. (Eastern time). The Meeting will be held for the purpose of voting on the proposal (the “Proposal”), as more fully described below. Because of our concerns regarding the ongoing COVID-19 pandemic, the Meeting will be held in a virtual meeting format only.

Shareholders will receive a copy of this Proxy Statement and the accompanying proxy materials, which are expected to be mailed on or about [    ] [    ], 2020.

Ready Assets Government Liquidity Fund is organized as a Massachusetts business trust and is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that operates as a money market fund under Rule 2a-7 under the 1940 Act. The Fund’s fiscal year end is April 30.

Shareholders of record at the close of business on December 10, 2020 (the “Record Date”) are entitled to notice of and to vote at the Meeting and any and all adjournments, postponements or delays thereof. Shareholders of the Fund are entitled to one vote for each full share of the Fund that they own and an appropriate fraction of a vote for each fractional share held.

The number of shares of the Fund outstanding as of the close of business on the Record Date and the net assets of the Fund as of that date are shown in this Proxy Statement under “Voting Information — Voting Eligibility and Number of Votes” below.

All properly executed proxies received prior to the Meeting will be voted at the Meeting and any and all adjournments, postponements or delays thereof. On any matter coming before the Meeting as to which a shareholder has specified a choice on that shareholder’s proxy, the shares will be voted accordingly. If a proxy card or voting instruction form is properly executed and returned and no choice is specified with respect to a proposal, the shares will be voted “FOR” the proposal. Shareholders who execute proxies or provide voting instructions by telephone or via the Internet may revoke them with respect to one or more proposals at any time before a vote is taken on such proposal(s) by filing with the Fund a written notice of revocation (addressed to the Secretary of the Fund at the New York address provided herein), by delivering a duly executed proxy bearing a later date, or by participating in the virtual Meeting and voting at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card or voting instruction form. Merely participating in the Meeting, however, will not revoke any previously executed proxy. If you hold shares through a bank, broker, financial intermediary or other nominee, please consult your bank, broker, financial intermediary or other nominee regarding your ability to revoke voting instructions after such instructions have been provided.

If your shares in the Fund are registered in your name, you may participate in the Meeting at www.meetingcenter.io/228244919 by entering the control number found on your proxy card and password BLK2020 on the date and time of the Meeting. You may vote during the Meeting by following the instructions that will be available on the Meeting website during the Meeting. If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee) and want to participate in the Meeting you must register in advance of the Meeting. To register, you must submit proof of your proxy power (legal proxy), which you can obtain from your financial intermediary or other nominee, reflecting your Fund holdings along with your name and email address to Computershare Fund Services, the Fund’s tabulator. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m., Eastern Time, 3 business days prior to the Meeting date. You will receive a confirmation email from Computershare of your registration and a control number that will allow you to vote at the Meeting. Even if you plan to participate in the virtual Meeting, please promptly follow the enclosed instructions to submit voting instructions by telephone or via the Internet. Alternatively, you may submit voting instructions by signing and dating each proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.

Copies of the Fund’s most recent annual report and semi-annual report can be obtained on a website maintained by BlackRock, Inc. at www.blackrock.com/cash. In addition, the Fund will furnish, without charge, a copy of its annual report and most recent semi-annual report succeeding the annual report, if any, to a shareholder upon request. Such requests should be directed to the Fund at the address specified below, or by calling the Fund toll-free at the number specified below:

For Ready Assets Government Liquidity Fund:

Written Correspondence:

c/o Financial Data Services, LLC

P.O. Box 40486

Jacksonville, Florida 32203-0486

Overnight Mail:

c/o Financial Data Services, LLC

4800 Deer Lake Drive East

Jacksonville, Florida 32246-6484

(800) 221-7210

Copies of annual and semi-annual reports of the Fund are also available on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Please note that only one annual or semi-annual report or this Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement, or for instructions on how to request a separate copy of these documents or how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the Fund’s address or phone number set forth above.

PLEASE VOTE NOW. YOUR VOTE IS IMPORTANT.

No matter how large or small your holdings may be, we urge you to indicate your voting instructions on the enclosed proxy card(s) or voting instruction form(s), date and sign it (them) and return it (them) promptly in the postage-paid envelope provided, or record your voting instructions by telephone or via the Internet. If you submit a properly executed proxy card or voting instruction form but do not indicate how you wish your shares to be voted, your shares will be voted “FOR” the Proposal. If your shares of the Fund are held through a bank, broker, financial intermediary or other nominee you must provide voting instructions to your bank, broker, financial intermediary or other nominee holding your shares about how to vote your shares in order for them to vote your shares as you instruct at the Meeting.

If you have any questions regarding the enclosed proxy materials, the proposal to be voted on or need assistance in voting your shares, please call Computershare Fund Services (“Computershare”), the proxy solicitor for the Fund, toll-free at (866) 525-2664.

YOUR VOTE IS IMPORTANT.

PLEASE VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD/VOTING INSTRUCTION FORM OR BY RECORDING YOUR VOTING INSTRUCTIONS BY TELEPHONE OR VIA THE INTERNET, NO MATTER HOW MANY SHARES YOU OWN.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

FEBRUARY 5, 2021.

THE PROXY STATEMENT FOR THIS MEETING IS AVAILABLE AT:

https://www.proxy-direct.com/blk-31796

PROPOSAL 1: TO APPROVE THE LIQUIDATION AND TERMINATION OF READY ASSETS GOVERNMENT LIQUIDITY FUND PURSUANT TO THE PLAN OF LIQUIDATION AND TERMINATION

Introduction

The Board has approved, subject to shareholder approval, the liquidation of assets and termination of Ready Assets Government Liquidity Fund pursuant to a Plan of Liquidation and Termination (the “Plan”). The Plan, if approved by the Fund’s shareholders, provides for the sale of the Fund’s assets and distribution of the net proceeds to the Fund’s shareholders. The discussion contained herein is qualified entirely by reference to the Plan. The form of the Plan is attached to this Proxy Statement as Appendix A.

Reasons for the Liquidation

At a meeting held on November 10, 2020, based on BlackRock’s presentation and recommendation, the Board determined that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Fund.

In evaluating the liquidation and the Plan for the Fund, the Board considered a number of factors, including particularly the Fund’s current asset size, its current expense ratio, and the likelihood that the Fund’s assets will continue to decrease. The Board considered BlackRock’s determination that, because of the Fund’s small asset size, the anticipated further decreases in assets because of a lack of sufficient prospects for growth and new shareholders and the resultant inefficiencies, such as the high costs of operating the Fund and the Fund’s inability to realize economies of scale, the Fund has been made less competitive to potential buyers and that in BlackRock’s judgment it would be in the best interests of the Fund and its shareholders to liquidate the Fund. The Board also considered alternatives to liquidating and terminating the Fund, such as merging it into other money market funds managed by BlackRock. The Board also considered that as of December 1, 2020, BlackRock will voluntarily begin waiving or reimbursing all operating expenses of the Fund, including all management fees, administration fees and miscellaneous other expenses (excluding dividend expense, interest expense and acquired fund fees and expenses), as applicable, and that BlackRock anticipated keeping the waiver/reimbursement in place until the Liquidation Date. The Board also considered that BlackRock or its affiliates would make a purchase, out of its own assets, of an amount of shares equal to at least two-thirds of the Fund’s outstanding shares as of the Record Date and in connection with this Proxy Statement that those shares would be voted at the direction of a third party firm.

The Board considered management’s descriptions of the alternatives that it had considered to liquidation, and relied on management’s representations that liquidation was the best option for the Fund. Based on an evaluation of all the factors and conclusions noted above, including management’s recommendations, the Board concluded that the liquidation and termination of the Fund were in the best interests of the Fund and its shareholders. Based on its consideration of these and other factors deemed relevant, the Board, including all of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Fund, unanimously approved the liquidation of the Fund and unanimously adopted resolutions approving the Plan as the method of liquidating and terminating the Fund and directed that the Plan be submitted to the shareholders of the Fund for consideration.

Summary of the Plan of Liquidation and Termination

On November 10, 2020, the Board approved the Plan for the Fund, a form of which is attached to this Proxy Statement as Appendix A. Shareholders are encouraged to read the Plan in its entirety.

The effective date of the Plan (the “Effective Date”) shall be the date on which the Plan is approved by the affirmative vote of two-thirds of the shares of the Fund entitled to vote with respect to the Plan cast at the Meeting (or at any properly adjourned, postponed or delayed Meeting) at which a quorum is present. On the Effective Date, the Fund shall cease its regular business as an investment company and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets and distributing its assets to shareholders of the Fund in accordance with the provisions of the Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made.

As soon as reasonable and practicable after the Effective Date, the Fund intends to liquidate its assets. As soon as reasonably practicable after the date on which the Fund’s assets have been liquidated, but no later than February 11, 2021 (or such other date which is 10 business days following the Effective Date) (the “Liquidation Date”), the Fund intends to distribute pro rata to its shareholders of record as of the close of business on the Liquidation Date, all of the Fund’s then existing assets except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to: (a) pay all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the appropriate officers with respect to the Fund shall reasonably deem to exist against the assets of the Fund then on the Fund’s books after consultation with the Board if deemed necessary or appropriate.

If the Fund is unable to make distributions to all of its shareholders because of an inability to locate shareholders to whom distributions are payable, these assets will be subject to applicable abandoned property laws.

The Board may authorize variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the liquidation and termination of the Fund, if the Board determines that such action would be advisable and in the best interests of the Fund and its shareholders. The Board may abandon the Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders. BlackRock or its affiliates will bear all expenses incurred by or allocable to the Fund in executing the Plan, including the proxy solicitation, but the shareholders will pay the cost of the securities transactions, if any, conducted in liquidating the Fund’s assets.

U.S. Federal Income Tax Consequences of a Liquidation of the Fund

A liquidating distribution is generally not expected to have tax consequences if received by a shareholder through his or her individual retirement account (“IRA”). In that case, the shareholder generally will not be subject to U.S. federal income tax until he or she receives distributions from the IRA. The shareholder may be subject to the imposition of a 10% additional tax on any amount withdrawn from the IRA prior to the shareholder’s attainment of age 59 1/2 unless an exception applies.

The following is a general summary of the anticipated material U.S. federal income tax consequences of the liquidation of the Fund to a taxable shareholder (that does not invest through an IRA or other tax-deferred arrangement). The discussion is based on the Internal Revenue Code of 1986, as amended, Treasury regulations, court decisions, published positions of the Internal Revenue Service (the “IRS”) and other authorities, all as in effect on the date hereof and all of which are subject to change or different interpretations (possibly with retroactive effect). This summary does not address all of the U.S. federal income tax consequences that may be relevant to such shareholders that are subject to special treatment under U.S. federal income tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below.

All shareholders, both tax-exempt and taxable, should consult their own tax advisors on the U.S. federal income tax consequences of receiving a liquidating distribution, as well as the effects of state, local and non-U.S. tax laws.

As discussed above, shareholders of record as of the close of business on the Liquidation Date will receive a liquidating distribution, which in the case of a taxable shareholder should be treated as payment in exchange for the shareholder’s Fund shares and as payment of the shareholder’s declared but unpaid dividends. As a result, each such shareholder would recognize gain or loss in an amount equal to the difference between the adjusted tax basis in the shareholder’s shares and the payment received in exchange for the shares. The payment for such shareholder’s accrued but unpaid dividends should be taxable as ordinary income. The Fund is a money market fund that seeks to maintain a $1.00 net asset value (“NAV”) per share. Provided the Fund maintains a stable $1.00 NAV per share, taxable shareholders should typically not recognize gain or loss from the payment received for the shares because the payment received for the shares generally should be the same as the shareholder’s adjusted tax basis in the shares. However, there is no guarantee that shareholders will receive $1.00 per share, and shareholders may receive a lesser or greater amount than $1.00 per share.

If a taxable shareholder holds the shares as a capital asset on the Liquidation Date, the character of the gain or loss on the payment for the shares should be capital and, unless the shareholder chooses to adopt a simplified “NAV method” of accounting described in Treasury Regulation Section 1.446-7, treated as long-term if the shareholder’s holding period is more than one year and short-term if the shareholder’s holding period is one year or less.

Each shareholder’s tax consequences differ, and all shareholders are urged to consult their tax advisor to determine the tax consequences of receiving the liquidating distribution.

VOTING INFORMATION

Voting Eligibility and Number of Votes

Only shareholders of record of the Fund as of the close of business on the Record Date will be entitled to vote at the Meeting. The Fund had [                ] outstanding shares entitled to vote as of the Record Date.

Quorum Requirement

Shareholders of record at the close of business on December 10, 2020 (the “Record Holders”) are entitled to vote at the Meeting. The presence in person or by proxy at the meeting of a majority of the shares of the Fund held by the Record Holders will constitute a quorum.

Required Vote

When a quorum is present at the Meeting, the affirmative vote of Record Holders that hold shares representing not less than two-thirds of the shares of the Fund are required to approve the Proposal.

Abstentions and Broker Non-Votes

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. Broker-dealer firms will not be permitted to vote with respect to shares for which no instructions have been received. All shares represented by properly submitted proxies, including shares represented by proxies that are returned to the Fund but that are marked “abstain” or on which a broker-dealer has declined to vote on the Proposal (“broker non-votes”) will be counted as present for the purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast. Accordingly, abstentions and broker non-votes will have the same effect as a vote against the Proposal.

Adjournment

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the Proposal are not received, the chairman of the Meeting may adjourn the Meeting from time to time to permit further solicitation of proxies. Notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE; CHANGE IN CONTROL

On the Record Date, the officers and Trustees of the Fund, as a group, owned less than 1% of the outstanding voting shares of the Fund.

To the best knowledge of the Fund, as of the Record Date, no person, except as set forth in Appendix B and discussed below, owned of record 5% or more of the outstanding shares of the Fund.

BlackRock’s affiliates owned at least two-thirds of the Fund’s shares as of the Record Date. The shares held by such BlackRock affiliates will be voted at the direction of an independent third-party firm. BlackRock Financial Management, Inc., an affiliate of BlackRock, made purchases of shares from the Fund, as set forth in the chart below, using its own assets to facilitate the ability to obtain a quorum for voting on the Proposal:

Fund	Number of Shares Purchased by BlackRock Financial Management, Inc.	Date of Share Purchase	Percentage of Total Fund Voting Shares Owned by BlackRock Financial Management, Inc. as of the Record Date
Ready Assets Government Liquidity Fund	[ ]	[ ] [ ], 20[ ]	[ ]%

MORE INFORMATION ABOUT THE FUND

The Fund

Ready Assets Government Liquidity Fund was organized on May 14, 1987 as a business trust under the laws of the Commonwealth of Massachusetts. The Declaration of Trust of Ready Assets Government Liquidity Fund permits the Trustees of Ready Assets Government Liquidity Fund to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of a single class and to divide or combine shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interest in Ready Assets Government Liquidity Fund. Each share represents an equal proportionate interest in Ready Assets Government Liquidity Fund with each other share.

The Investment Adviser and Administrator

BlackRock Advisors, LLC (previously defined as “BlackRock”), 100 Bellevue Parkway, Wilmington, Delaware 19809, is the investment adviser and administrator of the Fund.

Distributor

BlackRock Investments, LLC, 40 East 52nd Street, New York, New York 10022, is the Fund’s distributor.

Delivery of Proxy Statement — Householding

Only one Proxy Statement is being delivered to multiple shareholders who share an address unless the Fund has received contrary instructions from one or more of the shareholders. The Fund will deliver, promptly upon oral or written request, a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of this Proxy Statement was delivered.

Shareholder Proposals

As a general matter, the Fund does not hold regular meetings of shareholders. If you wish to submit a proposal for consideration at a meeting of shareholders of the Fund, you should send timely notice of such proposal, meeting the requirements set forth in the Fund’s By-Laws, to the Secretary of the Fund at the address set forth on the first page of this Proxy Statement. To be timely, such notice must be delivered to or mailed and received at the principal executive offices of the Fund not later than the close of business on the fifth (5th) day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever first occurs. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the Proxy Statement or presentation of the proposal at a meeting, as inclusion and presentation are subject to compliance with certain Federal regulations.

Expense and Methods of Proxy Solicitation

The total expenses of preparing, printing and mailing the proxy materials, soliciting and tabulating proxies, hosting the virtual Meeting and related legal expenses are estimated to be approximately $94,000 for the Fund. These expenses will be borne by BlackRock or its affiliates. The Fund has retained Computershare Fund Services (“Computershare”), located at 2950 Express Drive South, Suite 210, Islandia, New York 11749, a professional proxy solicitation firm, to assist with the distribution of proxy materials, the solicitation and tabulation of proxies and the hosting of the virtual Meeting at an estimated cost of approximately $10,000 for the Fund. Representatives of BlackRock and its affiliates may also solicit proxies.

General

Management does not intend to present and does not have reason to believe that any other items of business will be presented at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at the Meeting will be available upon request for inspection by any shareholder by emailing cashmgmt@blackrock.com during regular business hours beginning two business days after notice is given of the Meeting and continuing through the date of the Meeting.

Please vote promptly by signing and dating the enclosed proxy card or voting instruction form, and if received by mail, returning it in the accompanying postage-paid return envelope OR by following the enclosed instructions to provide voting instructions by telephone or over the Internet.

APPENDIX A

FORM OF PLAN OF LIQUIDATION AND TERMINATION

This Plan of Liquidation and Termination (the “Plan”) is intended to accomplish the complete liquidation and termination of Ready Assets Government Liquidity Fund (the “Fund”), a Massachusetts business trust, registered with the Securities and Exchange Commission (“SEC”) as an open-end management company under the Investment Company Act of 1940, as amended (“1940 Act”), in conformity with the 1940 Act, the Internal Revenue Code of 1986, as amended (“Code”), and the Fund’s Declaration of Trust dated May 14, 1987, as amended, and its Amended and Restated ByLaws, dated as of November 29, 2018 (“Organizational Documents”). All references in this Plan to action taken by the Fund shall be deemed to refer to action taken by the Fund on behalf of the Fund.

WHEREAS, in light of the future prospects for the growth of the Fund and the anticipated costs to operate the Fund, BlackRock Advisors, LLC (“BlackRock”) the Fund’s investment adviser, has recommended that the Fund be liquidated and terminated; and

WHEREAS, the Board of Trustees of the Fund (the “Board of Trustees”) has considered the impact on the Fund’s shareholders of the liquidation and termination of the Fund; and

WHEREAS, the Board of Trustees has determined that the prompt liquidation and termination of the Fund are advisable and in the best interests of the shareholders of the Fund, and has considered and approved this Plan as the method of accomplishing such actions; and

WHEREAS, based on information provided by management, the Board has directed the proposal to liquidate and terminate the Fund be submitted to the shareholders of the Fund at a meeting of shareholders and has authorized distribution of a proxy statement in connection with solicitation of proxies for such purpose;

NOW THEREFORE, the liquidation and termination shall be carried out in the manner set forth herein:

1. Notice of Liquidation. Written notice (“Notice”) to the Fund’s shareholders and other appropriate parties will be provided as soon as reasonably practicable following the Board of Trustees’ November 10, 2020 approval of the liquidation of the Fund notifying shareholders that the liquidation has been approved by the Board of Trustees, and that the Fund will be liquidating its assets on or around February 9, 2021, or at such later date determined by BlackRock, but in no event later than February 11, 2021, (or such other date which is 10 business days following the Effective Date, defined below) (the “Liquidation Date”), if the shareholders of the Fund approve the Plan.

2. Effective Date of Plan. This Plan shall be and become effective only upon the adoption and approval of the Plan at a meeting of shareholders of the Fund called for the purpose of voting upon the Plan (the “Effective Date”). This Plan is intended to be a “plan of liquidation” for purposes of Section 331/332 of the Code.

3. Liquidation. Consistent with the provisions of this Plan, the Fund shall be liquidated no later than February 11, 2021, (or such other date which is 10 business days following the Effective Date) in accordance with its Organizational Documents, and all applicable laws and regulations, including but not limited to Section 331/332 of the Code (“Liquidation”).

4. Cessation of Business. On the Effective Date, the Fund shall cease regular business as an investment company and shall not engage in any business activities except for the purposes of winding up the Fund’s business and affairs, preserving the value of its assets, and distributing its assets to shareholders in the Fund in accordance with the provisions of this Plan after discharging or making reasonable provision for the Fund’s liabilities; provided, however, that the Fund may continue to carry on its activities as an investment company, as described in its current prospectus and any supplements thereto, with regard to its existing shareholders and assets, until the final liquidating distribution to its shareholders is made. The Board of Trustees and the appropriate officers of the Fund may elect not to pursue the collection of any speculative or contingent assets as they deem necessary or appropriate.

5. Payment of Debts. As soon as reasonable and practicable after the Effective Date, the Fund shall determine and pay, or make reasonable provision to (a) pay all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the appropriate officers of the Fund shall reasonably deem to exist against the assets of the Fund then on the Fund’s books after consultation with the Board if deemed necessary or appropriate.

6. Liquidation of Assets. As soon as reasonable and practicable after the Effective Date, but in no event later than the Liquidation Date, all of the Fund’s assets shall be converted into cash or cash equivalents or otherwise liquidated.

7. Liquidating Distribution. On the Liquidation Date, the Fund shall distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the Fund’s then existing assets in complete and full cancelation and redemption of all the outstanding shares of the Fund, except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (a) pay all claims and obligations, including, without limitation, all contingent, conditional or unmatured claims and obligations known to the Fund, and all claims and obligations that are known to the Fund but for which the identity of the claimant is unknown as of the Liquidation Date, including, but not limited to, income dividends and capital gains distributions, if any, payable through the Liquidation Date, and (b) pay such contingent liabilities as the appropriate officers of the Fund shall reasonably deem to exist against the assets of the Fund then on the Fund’s books after consultation with the Board if deemed necessary or appropriate. If the Fund is unable to make distributions to all of the Fund’s shareholders because of an inability to locate shareholders to whom distributions are payable, these assets will be subject to applicable abandoned property laws. Following the Liquidation Date, if the Fund receives any form of cash or is entitled to any other distributions that it had not recorded on its books on or before the Liquidation Date, the aggregate amount of which is determined by the appropriate officers of the Fund not to be de minimis after taking into account all expenses associated with effecting the disposition thereof, such cash or distribution shall be disbursed to the shareholders of record of the Fund as of the Liquidation Date, on a pro rata basis, in such manner as the Board of Trustees or, subject to the direction of the Board of Trustees, the Fund’s officers shall deem appropriate.

8. Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which,

together with all previous such dividends, shall have the effect of distributing to its shareholders (A) all of the Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the Liquidation Date and substantially all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the Liquidation Date and (B) all of the Fund’s net capital gain recognized in its taxable year ended prior to the Liquidation Date and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover). Alternatively, or in conjunction therewith, the Fund may, if eligible to do so pursuant to Section 562(b) of the Code, treat the amounts to be distributed pursuant to this Section 8 as being paid out as dividends as part of the liquidating distributions made to the Fund’s shareholders pursuant to Section 7.

9. Expenses in Connection with this Plan. BlackRock or its affiliates will bear all the Fund’s expenses (except brokerage expenses, if any) arising from or incurred as a result of the Liquidation, including the costs of any proxy solicitation, except that the Fund’s shareholders will pay their own expenses, if any, incurred in connection with the Liquidation.

10. Powers of the Board of Trustees. The Board of Trustees and, subject to the direction of the Board of Trustees, the officers of the Fund, shall have the authority to do or to authorize any or all acts and things as provided for in the Plan as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of certificates, tax returns, forms and other papers. The death, resignation or disability of any Trustee or any officer of the Fund shall not impair the authority of the surviving or remaining Trustees or officers to exercise any of the powers provided for in the Plan.

11. Filings. The Board of Trustees hereby authorizes the appropriate parties to make any necessary or appropriate filings relating to the Liquidation and/or termination of the Fund and/or deregistration of the Fund under the 1940 Act with the Commonwealth of Massachusetts, the Internal Revenue Service (“IRS”), the SEC, or with any other authority. Without limiting the generality of the foregoing, the officers of the Fund are authorized and directed to file or cause to be filed Form 966 with the IRS within 30 days of the Effective Date of this Plan.

12. Amendment of Plan. The Board of Trustees shall have the authority to authorize variations from or amendments to the provisions of this Plan as may be necessary or appropriate to effect the Liquidation of the Fund, the distribution of the Fund’s net assets to its shareholders in accordance with the 1940 Act, the Code, and the Fund’s Organizational Documents, and the winding up of the affairs of the Fund, if the Board of Trustees determines that such action would be advisable and in the best interests of the Fund and its shareholders. The Board of Trustees may abandon this Plan at any time if it determines that abandonment would be advisable and in the best interests of the Fund and its shareholders.

Notice is given that the obligations of the Fund under this Plan are not binding on any of the Trustees, shareholders, officers, agents or employees of the Fund personally, but bind only the trust property of the Fund.

Adopted by the Board of Trustees on November 10, 2020.

APPENDIX B

FIVE PERCENT SHARE OWNERSHIP

Fund	Name and Address of Owner	Shares Owned	Percentage of Outstanding Shares of Fund Owned
Ready Assets Government Liquidity Fund	[ ]	[ ]	[ ]%

B-1

APPENDIX C

PROXY CARD

C-1

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope

VIRTUAL MEETING

at the following Website

www.meetingcenter.io/228244919

on February 5, 2021 at 10:00 a.m.

Eastern Time

To Participate in the Virtual Meeting,
enter the 14-digit control number from
the shaded box on this card

The Password for this meeting is

BLK2020

Please detach at perforation before mailing.
PROXY	READY ASSETS GOVERNMENT LIQUIDITY FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 5, 2021 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Ready Assets Government Liquidity Fund (the “Fund”), a Massachusetts business trust, hereby appoints John M. Perlowski and Jay M. Fife, or each of them with the power to appoint his or her substitute as proxies for the undersigned, and hereby authorizes each of them to attend the Special Meeting of the Shareholders of the Fund to be held on February 5, 2021, at 10:00 a.m. (Eastern time) (the “Fund Special Meeting”), to consider and vote on the proposal set forth on the reverse side, as more fully described in the accompanying Proxy Statement, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Fund Special Meeting and otherwise to represent the undersigned at the Fund Special Meeting with all powers possessed by the undersigned if personally present at the Fund Special Meeting. Because of our concerns regarding the ongoing COVID-19 pandemic, the Fund Special Meeting will be held in a virtual meeting format only, at the following Website: www.meetingcenter.io/228244919. To participate in the virtual Fund Special Meeting enter the 14-digit control number from the shaded box on this card. The Password for this meeting is BLK2020. The undersigned hereby acknowledges receipt of the Proxy Statement, the terms of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Fund Special Meeting.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

BLK_31796_111720

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EVERY SHAREHOLDER’S VOTE IS IMPORTANT!

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders on February 5, 2021.

The Proxy Statement and Proxy card for this meeting are available at:

https://www.proxy-direct.com/blk-31796

Please detach at perforation before mailing.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal

		FOR	AGAINST	ABSTAIN
1.	To approve the liquidation and termination of Ready Assets Government Liquidity Fund pursuant to the Plan of Liquidation and Termination.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted. — Sign and Date Below

Note:

Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

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